Exhibit 99.1

Community Capital Corporation Reports 8 Percent Increase in Third Quarter Earnings and Announces Quarterly Cash Dividend

     GREENWOOD, S.C.--(BUSINESS WIRE)--Oct. 19, 2005--Community Capital Corporation (AMEX: CYL) reports operating results for the third quarter and nine months ended September 30, 2005.
     Net income for the three months ended September 30, 2005 was $1,640,000, an increase of 8 percent from $1,514,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.42, up 11 percent from $0.38 reported in 2004. Return on average assets was 1.13 percent for the third quarter of 2005 compared to 1.11 percent for the same period in 2004. Return on average equity for the third quarter was 11.60 percent compared to 10.97 percent in 2004.
     Net income for the nine months ended September 30, 2005 was $4,802,000 versus $4,204,000, an increase of 14 percent. Diluted earnings per share for the period were $1.22, up 14 percent from $1.07 reported in 2004.
     Year to date return on average assets was 1.14 percent compared to 1.12 percent for the same period in 2004. Return on equity was 11.52 percent compared to 10.61 percent in 2004. Total assets increased seven percent to $579,540,000 at September 30, 2005 from $542,863,000 at September 30, 2004. Total loans increased $23,255,000 or six percent to $438,448,000 at September 30, 2005, compared to $415,193,000 at September 30, 2004. Total deposits increased $51,602,000 or 13 percent to $440,475,000 at September 30, 2005 from
$388,873,000 at September 30, 2004. Shareholders' equity at September 30, 2005 was $55,750,000 compared to $54,477,000 at September 30, 2004.
     The company also declared a quarterly cash dividend of $0.15 per share, which is payable by December 2, 2005 to shareholders of record as of November 18, 2005. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.
     Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations into a single subsidiary. CapitalBank operates 16 community-oriented branches throughout upstate South Carolina that offer a full array of banking services.

     Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.


INCOME STATEMENT DATA
(Dollars in thousands, except per share data)


                               Three Months Ended   Nine Months Ended
                                  September 30         September 30
                                 2005       2004     2005       2004
                             (Unaudited)          (Unaudited)
----------------------------------------------------------------------
Interest income                  7,942     6,589     22,531    18,481
----------------------------------------------------------------------
Interest expense                 2,841     1,711      7,786     4,603
----------------------------------------------------------------------
Net interest income              5,101     4,878     14,745    13,878
----------------------------------------------------------------------
Provision for loan losses          225       350        425       900
----------------------------------------------------------------------
Net int. income after
 provision                       4,876     4,528     14,320    12,978
----------------------------------------------------------------------
Non-interest income:
----------------------------------------------------------------------
     Service charges on
      deposit accounts             786       726      2,309     1,993
----------------------------------------------------------------------
     Residential mortgage
      origination fees             277       137        676       635
----------------------------------------------------------------------
     Commissions from sales
      of mutual funds               50        48        143       196
----------------------------------------------------------------------
     Income from fiduciary
      activities                   248       156        658       428
----------------------------------------------------------------------
     Gain on sales of
      securities available-
      for-sale                      20         -          -         5
----------------------------------------------------------------------
     Gain on sales of fixed
      assets                         -         -        102         -
----------------------------------------------------------------------
     Other operating income        262       291        909       769
----------------------------------------------------------------------
Non-interest expense:
----------------------------------------------------------------------
     Salaries and employee
      benefits                   2,478     2,178      7,289     6,532
----------------------------------------------------------------------
     Net occupancy expense         249       282        729       863
----------------------------------------------------------------------
     Amortization of
      intangible assets            129       135        387       371
----------------------------------------------------------------------
     Furniture and equipment
      expense                      230       165        701       465
----------------------------------------------------------------------
     Loss on sales of
      securities available-
      for-sale                       -         -         66         -
----------------------------------------------------------------------
     Loss on sales of fixed
      assets                        22         -          -         9
----------------------------------------------------------------------
     Other operating
      expenses                   1,156     1,126      3,584     3,494
----------------------------------------------------------------------
Gain on sale of
 nonmarketable equity
 securities
----------------------------------------------------------------------
Income before taxes              2,255     2,000      6,361     5,270
----------------------------------------------------------------------
Income tax expense                 615       486      1,559     1,066
----------------------------------------------------------------------
Net income                       1,640     1,514      4,802     4,204
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary earnings per share       $0.43     $0.39      $1.25     $1.10
----------------------------------------------------------------------
Diluted earnings per share       $0.42     $0.38      $1.22     $1.07
----------------------------------------------------------------------

Average shares outstanding
(fully diluted)              3,912,949  4,016,609  3,945,601 3,938,410
----------------------------------------------------------------------
Return on average assets          1.13%     1.11%      1.14%     1.12%
----------------------------------------------------------------------
Return on average equity         11.60%    10.97%     11.52%    10.61%
----------------------------------------------------------------------
Net interest income (fully
 tax equivalent)                 5,233     5,020     15,158    14,286
----------------------------------------------------------------------
Net interest margin (fully
 tax equivalent)                  3.96%     4.08%      3.94%     4.22%
----------------------------------------------------------------------
Efficiency ratio                 61.86%    60.93%     63.91%    64.05%
----------------------------------------------------------------------

BALANCE SHEET DATA
(Dollars in thousands, except per share data)
                                                       September 30
                                                     2005        2004
                                                    (Unaudited)
----------------------------------------------------------------------
Total assets                                          579,540  542,863
---------------------------------------------------   -------- -------
Investment securities                                  79,732   78,256
---------------------------------------------------    -------- ------
Loans                                                 438,448  415,193
---------------------------------------------------   -------- -------
Allowance for loan losses                               6,018    5,720
---------------------------------------------------   -------- -------
Total intangible assets                                11,047   11,236
---------------------------------------------------   -------- -------
Total deposits                                        440,475  388,873
---------------------------------------------------   -------- -------
Other borrowings                                       79,112   96,113
---------------------------------------------------    -------- ------
Shareholders' equity                                   55,750   54,477
---------------------------------------------------    -------- ------

----------------------------------------------------------------------
Book value per share                                $  14.82 $  14.17
---------------------------------------------------    -------- ------
Equity to assets                                        9.62%   10.04%
---------------------------------------------------    -------- ------
Loan to deposit ratio                                  99.54%  106.77%
---------------------------------------------------    -------- ------
Allowance for loan losses/loans                         1.37%    1.38%
---------------------------------------------------    -------- ------


Average Balances:                Three Months Ended  Nine Months Ended
                                    September 30       September 30
                                   2005     2004       2005     2004

Average total assets              575,878  542,505    564,894 500,570
----------------------------------------------------------------------
Average loans                     441,258  410,672    434,715 380,100
----------------------------------------------------------------------
Average earning assets            523,777  489,305    514,439 452,344
----------------------------------------------------------------------
Average deposits                  435,949  389,943    427,273 368,132
----------------------------------------------------------------------
Average interest bearing deposits 377,332  338,415    372,972 323,209
----------------------------------------------------------------------
Average non-interest bearing
 deposits                          58,617   51,528     54,301  44,923
----------------------------------------------------------------------
Average other borrowings           79,561   93,776     78,439  77,699
----------------------------------------------------------------------
Average shareholders' equity       56,088   54,917     55,736  52,916
----------------------------------------------------------------------
    Asset quality:
----------------------------------------------------------------------
Non-performing loans                2,111    2,273      2,111   2,273
----------------------------------------------------------------------
Other real estate                     127       77        127      77
----------------------------------------------------------------------
Loans past due 90+ days                50      239         50     239
----------------------------------------------------------------------
Net charge-offs                       174       60        214     196
----------------------------------------------------------------------
Net charge-offs to average loans     0.04%    0.01%      0.05%   0.05%
----------------------------------------------------------------------


     CONTACT: Community Capital Corporation
              R. Wesley Brewer, EVP/CFO, 864-941-8290
              wbrewer@capitalbanksc.com
              or
              Lee Lee M. Lee, Vice President/Investor Relations,
              864-941-8242
              llee@capitalbanksc.com
              www.comcapcorp.com